UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2021

Independence Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1835 Market Street, Suite 2601

Philadelphia, Pennsylvania, 19103

(Address of Principal Executive Office) (Zip Code)

(267) 270-4800

(Registrant’s telephone number, including area code)

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	IRT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 27, 2021, upon authorization of its board of directors, IRT filed Articles of Amendment (the “Amendment”) to its Articles of Restatement (the “Articles”) with the State Department of Assessments and Taxation of Maryland. The Amendment increases the total number of authorized shares of stock of IRT from 350,000,000 to 550,000,000, with the number of authorized shares of common stock increasing from 300,000,000 to 500,000,000 and the number of authorized shares of preferred stock of IRT remaining unchanged at 50,000,000. Under the Articles, IRT’s board of directors has the authority, without any action by IRT’s stockholders, to increase the number of shares of stock that IRT is authorized to issue.

A copy of the Amendment is attached as Exhibit 3.1 to this Form 8-K and incorporated by reference herein.

ITEM 8.01.	OTHER EVENTS.

On July 27, 2021, Independence Realty Trust, Inc. (the “Company”) and its operating partnership, Independence Realty Operating Partnership, L.P. (the “Operating Partnership”), entered into an underwriting agreement (the “Underwriting Agreement”), dated July 27, 2021, with Barclays Capital Inc. and BMO Capital Markets Corp., as representatives of the several underwriters named therein (collectively, the “Underwriters”), BMO Capital Markets Corp., in its capacity as agent (in such capacity, the “Forward Seller”) for Bank of Montreal, as forward counterparty (the “Forward Counterparty”) and the Forward Counterparty relating to the offering of an aggregate of 16,100,000 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) at a price to the underwriters of $17.04 per share, consisting of 14,000,000 shares of Common Stock offered by the Forward Seller in connection with the forward sale agreements described below (including 2,100,000 shares offered pursuant to the Underwriters’ option to purchase additional shares, which option was exercised in full). The Company will not initially receive any proceeds from the sale of shares of Common Stock by the Forward Seller. The Company completed the offering on July 30, 2021.

In connection with the offering, the Company also entered into (i) a forward sale agreement (the “Initial Forward Sale Agreement”), dated July 27, 2021, with the Forward Seller and Forward Counterparty and (ii) a forward sale agreement (the “Additional Forward Sale Agreement,” and together with the Initial Forward Sale Agreement, the “Forward Sale Agreements”), dated July 29, 2021, with the Forward Seller and the Forward Counterparty.  In connection with the Forward Sale Agreements, the Forward Seller (or its affiliate) borrowed from third parties and sold to the Underwriters an aggregate of 16,100,000 shares of Common Stock that was sold in the offering. The Company expects to physically settle the Forward Sale Agreements and receive proceeds, subject to certain adjustments, from the sale of those shares of its Common Stock upon one or more such physical settlements within approximately twelve months from the date of the prospectus supplement, no later than July 30, 2022, the scheduled maturity date of the Forward Sale Agreements. Although the Company expects to settle the Forward Sale Agreements entirely by the physical delivery of shares of Common Stock for cash proceeds, the Company may also elect to cash or net share settle all or a portion of its obligations under the Forward Sale Agreements, in which case, it may receive, or it may owe, cash or shares of Common Stock from or to the Forward Seller.  The Forward Sale Agreements provide for an initial forward sale price of $17.04 per share, subject to certain adjustments pursuant to the terms of each of the Forward Sale Agreements. The Forward Sale Agreements are subject to early termination or settlement under certain circumstances.

The Common Stock offered pursuant to the Underwriting Agreement has been registered on the Company’s automatic shelf registration statement on Form S-3 (File No. 333-239176), filed with the SEC on June 15, 2020, which became effective immediately upon filing, and a prospectus supplement dated July 27, 2021.

The foregoing description is qualified in its entirety by reference to the Underwriting Agreement and the Forward Sale Agreements, copies of which are filed as Exhibits 1.1, 1.2 and 1.3 to this Current Report on Form 8-K and incorporated herein by reference.

On July 27, 2021, the Company issued a press release announcing the pricing of the offering, on July 29, 2021, the Company issued a press release announcing the underwriters’ exercise in full of the over-allotment option and on July 30, 2021 the Company issued a press release announcing the closing of the offering. Copies of the press releases are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1

Underwriting Agreement dated July 27, 2021 among Independence Realty Trust, Inc., Independent Realty Operating Partnership, L.P., Barclays Capital Inc. and BMO Capital Markets Corp, as representatives of the Underwriters, and BMO Capital Markets Corp., in its capacity as agent to Bank of Montreal, and Bank of Montreal, as forward counterparty.

1.2	Confirmation of Issuer Share Forward Sale Transaction, dated July 27, 2021, by and among Independent Realty Trust, Inc., Bank of Montreal and BMO Capital Markets Corp.

1.3	Confirmation of Issuer Share Forward Sale Transaction, dated July 29, 2021, by and among Independent Realty Trust, Inc., Bank of Montreal and BMO Capital Markets Corp.
3.1	Articles of Amendment.
5.1	Opinion of Troutman Pepper Hamilton Sanders LLP regarding legality of the shares
8.1	Opinion of Troutman Pepper Hamilton Sanders LLP regarding certain tax matters
23.1	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 5.1)
23.2	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 8.1)
99.1	Press Release, dated July 27, 2021.
99.2	Press Release, dated July 29, 2021.
99.3	Press Release, dated July 30, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

July 30, 2021	By:	/s/ James J. Sebra
	Name:	James J. Sebra
	Title:	Chief Financial Officer and Treasurer